Investor Presentation February 2022 NYSE: PHX Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

Investment Considerations

PHX is a growth oriented mineral rights company focused on natural gas

- ☑ **Dramatic turnaround high-grading asset base completed**
- ☑ **New strategy focused on growing higher margin royalty production and reserves**
- ☑ **Low capital requirement model positions company for significant free cash flow generation**
- ☑ **Strong returns on invested capital with ongoing opportunity for accretive acquisitions**
- ☑ **Hedging program protects downside risk and provides upside exposure to rising natural gas prices**

Key Statistics

NYSE	PHX
Market Cap[1]	$128.6
Enterprise Value[2]	$159.8
Pro forma Liquidity[3]	$41.1
Dividend Yield[4]	2.49%
Leverage[5]	1.25x
Calendar 2022 Adjusted EBITDA[6]	$26.7
Calendar 2022 ROCE[7]	~16%

Royalty Interest Production Growth



Outlook[8]
12,000
10,000
8,000
6,000
4,000
2,000
0
MMCFE
CAGR: ~22%
2019
2020
2021
2022
2023
2024
Gas
Oil
NGL

Source: Company information and Enverus
1 Based on $3.61 per share on 01/31/2023 and 35.64M shares outstanding as of 12/31/2022
2 Debt of $33.3m minus cash on hand of $2.1m as of 12/31/2022
3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base as of 12/31/2022 ; Pro-forma proceeds from divestures of Eagleford and Arkoma working interest assets
4 Based on $0.09 Dividend per share
5 Debt / TTM Adjusted EBITDA
6 See slide 29 for Non-GAAP reconciliation
7 See slide 6 for ROCE definition
8 Based upon current growth trends

PHX MINERALS

3

Corporate Highlights Seasoned management and technical team Management team and Board with significant experience and deep relationships throughout PHX’s core areas Strong track record of delivering on stated strategy Management and Board have significant common equity stake Attractive valuation relative to mineral focused peer group Trading at a discount relative to reserve value and based on peer group TEV/ EBITDA multiple Free cash flow yield of ~20% Current dividend yield of 2.49%1 Clean capital structure and low leverage and ample liquidity Proven track record of acquiring undervalued assets Actively pursue high-quality positions in targeted regions Highly fragmented minerals space provide ample supply of private minerals assets seeking monetization Limited capital market options for sellers seeking an exit PHX’s average acquisition size targets underserved segment of the market Minimal incremental G&A required to meaningfully scale No further capital requirements once minerals are owned 4 1 Based on $0.09 fixed Rate dividend per share

Strategy Execution Goals Set in early 2020 Achievements Through 2023 YTD High Grade Asset Base Grow royalty production (higher margin/lower cost) Improve line of sight development opportunities Exit working interest assets (higher cost/lower margin) Divest unleased non-producing minerals lacking scale and line of sight development Annual royalty volume growth since 2020: ~85% Targeted Mineral acquisitions completed: ~$102 million Built a 10+ year inventory of line of sight development locations Working interest wellbores sold: ~1,350 Unleased non-producing mineral acres sold: ~24,400 Build a strong and sustainable balance sheet Reduced leverage: ~2.5x to ~1.25x (Debt / TTM Adjusted EBITDA1) Improved commercial bank lending terms and relationships Enhanced liquidity profile as a result of superior asset performance and more predictable development timing Resilient balance sheet designed to withstand commodity price volatility Become a consolidator in the mineral space Mineral acquisition transactions completed: 55 Focus on smaller acquisition in targeted areas: ~$1.8 million average (generates higher returns with less competition) Acquisitions to date have generated returns far in excess of cost of capital ~90% of free cash flow to be redeployed into high quality line of sight minerals Generate return on capital employed (ROCE) Generated ~16% ROCE2 in 2022 up from ~0% in 2019 and 2020 1 See slide 6 for Adjusted EBITDA definition 2 See slide 6 for ROCE definition

Royalty Cash Flow Driving Shareholder Value Oil & Gas Sales and Realized Nat. Gas Price Adjusted EBITDA1 Adjusted Pre-Tax NI2 Return on Capital Employed3 $ in millions and $ / Mcfe $ in millions $ in millions Source: Company filings 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives 2 Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments, cash receipts from/payments on off-market derivatives and gains(losses) on asset sales 3 Annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter

Stable Balance Sheet & Ample Liquidity Net Debt 1,4 Percentage Drawn on Credit Facility Advanced Rate4 Debt / Adjusted EBITDA2 (TTM) Liquidity3,4 $ in millions $ in millions Source: Company filings 1 Total debt less cash 2 Total Debt / Adjusted EBITDA (as defined on page 5) 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base 4 Pro-forma divestures of Eagleford and Arkoma working interest assets

PHX Operational Outlook Note: 1 Pro-forma divestures of Eagleford and Arkoma working interest assets, excludes potential future sales of additional working interest assets Cal. Year 2022 Actual Cal. Year 2023 Outlook Mineral & Royalty Production (Mmcfe) 6,613 7,400 – 8,600 Working Interest Production (Mmcfe)1 3,084 1,200 – 1,400 Total Production (Mmcfe) 9,697 8,600 – 10,000 Percentage Natural Gas 78% 80% - 85% Transportation, Gathering & Marketing (per mcfe) $0.63 $0.53 - $0.58 Production Tax (as % of pre-hedge sales volumes) 4.50% 4.75% - 5.25% LOE Expenses (on an absolute basis in 000’s) $3,807 $1,200 - $1,400 Cash G&A (per mcfe) $1.01 $1.00 - $1.07

Focused in SCOOP and Haynesville Top Operators of PHX Minerals1 1 As of 12/31/2022, as determined by Wells in Progress & Permits

Royalty Reserve Growth Strategy underpinned by royalty reserves and production growth Royalty Reserves Royalty Production MMCFE CAGR: ~51% MMCFE CAGR: ~41% Note: Inventory as of 9/30/2022

Reserves Value Summary

Reserve Category	PV-10 Value ($mm)		
	SEC[1]	Strip[2]	$100 / $7.00[3]
PDP	$190.5	$113.7	$203.3
Wells in Progress[4]	$56.4	$34.9	$59.6
Total Proved Reserves	**$246.9**	**$148.7**	**$262.9**
Near Term Locations[4,5]	$270.2	$176.2	$285.7
Other Locations[5]	$52.9	$35.2	$55.9
Total 3P Reserves	**$570.0**	**$360.0**	**$604.5**
Proved PV-10 Per Share[6]	**$5.99**	**$3.24**	**$6.44**
2P PV-10 Per Share[6]	**$13.57**	**$8.18**	**$14.45**
3P PV-10 Per Share[6]	**$15.05**	**$9.17**	**$16.02**

SEC Pricing[1]


10%
9%
34%
$570
47%

Strip Pricing[2]


10%
10%
31%
$360
49%
PDP
PUD
Probable
Possible

$100/$7.00 Flat Pricing[3]


10%
9%
34%
$605
47%

1 3P Reserves per 9/30/2022 CGA YE22 report proforma acquisitions, divestitures, and activity as of 12/31/2022 at 12/31/2022 SEC price deck of $92.70 per bbl of oil, $39.09 per bbl of NGL, $6.52 per mcf of gas (proved volume weighted average price)
2 3P Reserves per 9/30/2022 CGA YE22 report proforma acquisitions, divestitures, and activity as of 12/31/2022 at 1/23/2023 STRIP price of WTI/HH 2023: $81.26/$3.57, 2024: $76.33/$4.02, 2025: $71.27/$4.23, 2026: $67.2/$4.3, 2027: $63.77/$4.37, 2028: $60.95/$4.44, 2029: $58.54/$4.5, 2030: $56.55/$4.67, 2031: $55.05/$4.85, 2032: $53.81/$5.03, 2033: $52.55/$5.19, 2034: $51.96/$5.33, 2035+: $51.96/$5.41.
3 3P Reserves per 9/30/22 CGA YE22 report proforma acquisitions, divestitures, and activity as of 12/31/2022 at flat price deck of $100.00 WTI /$7.00 HH
4 Wells in Progress are PUDs, Near Tern Locations are Probables and Other Locations are Possibles in the PHX reserve report. PUDs are Permits, WIPs or DUCs. Probables share all technical merits of PUDs but development timing is uncertain. PHX Probables may be PUDs in their respective operator's reserve report
5 Scheduled out approximately 10 years for Near Term Locations and 15 years for Other Locations
6 PV-10 less net debt of $33.0 MM as of 12/31/2022 divided by total shares outstanding as of 12/31/2022

PHX MINERALS

11

Royalty Interest Inventory by Basin  Sub-region  Gross PDP Wells  Net PDP Wells1 Undeveloped Locations Sub-region PDP Wells Average NRI1 Gross Wells In Progress1 Net Wells in Progress2 Gross Permits1 Net Permits2 Gross PROB3 Net PROB5 Gross POSS3 Net POSS5 SCOOP 1,010 4.27 61 0.12 22 0.05 1030 2.79 364 1.26 Haynesville 367 2.04 90 0.61 30 0.10 397 1.45 4 0.00 STACK 359 1.68 32 0.07 11 0.04 251 1.49 60 0.58 Bakken 620 1.77 7 0.01 3 0.00 201 1.07 9 0.15 Arkoma Stack 443 3.34 5 0.00 4 0.00 99 1.75 83 0.92 Fayetteville 1,058 6.36 0 0.00 0 0.00 0 0 0 0 Other4 2,000 17.13 8 0.02 6 0.02 0 0 0 0 Total 5,857 36.59 203 0.83 76 0.22 1,978 8.55 520 2.90 Gross Undeveloped Locations 2,653 2,653 Note: 1 As of 12/31/2022 2 Net interest on Wells in Progress and Permits are internal estimates and subject to confirmation from operator 3 PROB in POSS Inventory based on CGA prepared reserve report as of fiscal YE2022 proforma acquisitions, divestitures, and activity as of 12/31/2022 4 Other undeveloped inventory is largely comprised of Western Anadarko Assets & Permian Basin 5 Well counts assume 10,000 ft. laterals

Yearly Conversions To Producing Wells Strong drilling activity on our mineral assets post Covid has driven increase in royalty production volumes Gross Conversions Net Conversions

Quarterly Near Term Drilling Inventory Continuous replacement of wells in progress inventory will drive future royalty volume growth Gross Inventory Net Inventory Note: WIPs includes wells that are Drilling and DUCs

Acquisition Summary

Acquisitions by Basin by Year



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ 17,165
$ 37,345
$ 46,730
2020
2021
2022
HSVL
SCOOP
STACK/SCOOP

- Focused on highest quality rock in the SCOOP and Haynesville plays
- Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators
- $24.3M in acquisitions in SCOOP and $67.2M in Haynesville since Q1 of 2020

Positioned For Growth Through Acquisitions

- Total domestic US mineral market estimated at ~$0.5 - 1 trillion[1]
  - Highly fragmented
  - Predominantly owned by private individuals
  - PHX well positioned to be one of the premier consolidators in our core areas
  - Focus on smaller deals increases opportunity set and potential returns



Total Public Company Enterprise Value(2): 3%
Market Opportunity Midpoint (1) : 97%

Note:
1 Midpoint of market size estimate range. Based on production data from EIA and spot price as of 10/12/2022. Assumes 20% of royalties are on Federal lands and there is an average royalty burden of 18.75%. Assumes a 10x multiple on cash flows to derive total market size. Excludes NGL value and overriding royalty interests
2 Enterprise values of PHX, DMCP, KRP, BSM, STR, MNRL and VNOM as of 12/31/2022

PHX MINERALS

15

Acquisition History - Haynesville Source: Company information and Enverus; Map of active rigs as of 01/17/2023 1 At time of respective acquisition Haynesville Acquisitions – Since 2020 DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEV/WIPs1 2020 5,237 712 989 45 / 41 2021 23,571 2,759 301 271 / 35 2022 38,439 3,126 1,381 314 / 127 Total 67,247 6,597 2,671 630 / 203 PHX did not own any minerals in the Haynesville prior to current management team identifying this play as an area of interest

North Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operators: Blue Dome, Trinity, Rockcliff, Aethon, Comstock, Paloma and Chesapeake
- PHX North Haynesville Ownership[1]: 4,796 NRA
- Gross Wells In Progress[2]: 69
- Gross Active Permits[3]: 23
- Gross Active Rigs[4]: 26

PHX New High NRI Units

1

TRINITY OPERATING | SL HEROLD 23 - 14H 003 - ALT

1st Prod	3/2022 (8mo)	**PHX NRI[5]**	0.41%
AVG IP24	30.6 MMCF/d	**AVG CUM**	3.275 BCF
AVG LL	9,859’	**AVG CUM/FT**	332 MMCF/FT

2

TRINITY OPERATING | BLOUNT 23 - 26 - 35 UNIT | 3 WELLS

1st Prod	11/2021 (12mo)	**PHX NRI**	0.35%
AVG IP	21,429 MMCF/d	**AVG CUM**	4.45 BCF
AVG LL	10,061’	**AVG CUM/FT**	386 MMCF/FT

3

BLUE DOME | PINEHILLS DSU | 4 WELLS

1st Prod	12/20212 (11mo)	**PHX NRI**	4.61%
AVG IP24	21.5 MMCF/d	**AVG CUM**	3.82 BCF
AVG LL	9,902’	**AVG CUM/FT**	386 MMCF/FT

4

PALOMA | BAREMORE EST 11H 001 & 002 - ALT | 2 WELLS

1st Prod	6/2021 (17mo)	**PHX NRI**	3.40%
AVG IP24	26.5 MMCF/d	**AVG CUM**	4.67 BCF
AVG LL	4,577’	**AVG CUM/FT**	1,020 MMCF/FT



Rig
Permits
WIPs
Spud or Completed TTM
1st Prod TTM
HSVL AOI
PHX Ownership
TX
LA
1
2
3
4
Harrison
Caddo
De Soto
Panola

Source: Company info and Enverus
1 As of 12/31/2022
2 WIPs includes wells that are Drilling and DUCs
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 01/17/2023
5 NRIs are internal estimates and subject to confirmation from operator

PHX MINERALS

17

Acquisition History – SCOOP SCOOP Acquisitions – Since 2020 DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEV/WIPs1 2020 2,277 297 110 97 / 21 2021 13,774 2,927 499 768 / 20 2022 8,292 815 71 729 / 20 Total 24,343 4,039 680 1,594 / 61 Predominately all acreage currently owned in Springboard III area of interest was acquired under current management team’s guidance Source: Company information and Enverus; Map of active rigs as of 01/17/2023 1 At time of respective acquisition

WOODFORD DENSITY UNIT 8 WELLS/DSU SYCAMORE DENSITY UNIT(S) 4 WELLS/DSU Springboard III Update Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & the Woodford Shale Key operators shifting into development mode and drilling multiple wells per DSU PHX Springboard III Ownership1: 3,265 NRA Gross Wells In Progress2: 27 Gross Active Permits3: 8 Gross Active Rigs4: 2 Recent Well Results Source: Company info and Enverus 1 As of 12/31/2022 2 WIPs includes wells that are Drilling and DUCs 3 Active natural gas and oil horizontal permits filed 4 Data from Enverus as of 01/17/2023 CAMINO | SUNDANCE KID 0104 26-35MXH | SYCAMORE 1st Prod 11/2021 (16mo) PHX NRI 0.29% LL 10,097’ CUM 585 MBOE6 NRM PROP 2,761 #/FT CUM/FT 57.9 MBOE6/FT CONTINENTAL | EMPIRE 1-17-20XHW | WOODFORD 1st Prod 11/2021 (12mo) PHX NRI 1.18% LL 9,477’ CUM 349 MBOE6 NRM PROP 2’507 #/FT CUM/FT 36.9 MBOE6/FT CONTINENTAL | BOWERY 1-16-21 MH | SYCAMORE 1st Prod 11/2021 (12mo) PHX NRI 0.42% LL 10,217’ CUM 710 MBOE6 NRM PROP 2,511 #/FT CUM/FT 69.5 MBOE6/FT CAMINO | BILLY THE KID 0103 29-20-1MXH | SYCAMORE 1st Prod 11/2022 (13mo) PHX NRI 0.06% LL 10,154’ CUM 744 MBOE6 NRM PROP 2,267 #/FT CUM/FT 73.3 MBOE6/FT 1 2 3 4 1 2 3 4

SCOOP Springboard Plays

- Springboard III, just like Springboard IV (Core SCOOP), has >3X the hydrocarbons in-place compared to the MERGE
- Sycamore & Woodford produces super-rich gas (~1,350 BTU) with minimal produced water



MERGE
SpringBoard I, II
SCOOP
SpringBoard IV
SpringBoard III
Cleveland
McClain
Grady
Garvin
Stephens
50
Woodford Gross Thickness
400



SCOOP
SpringBoard III
755' Thick
SCOOP
SpringBoard IV
515' Thick
MERGE
277' Thick
SYCAMORE
WOODFORD
SHALE
~3x reservoir volume
PHX SpringBoard III Base Case1 Winerack
4 wells / unit
6 wells / unit

Note:
1 PHX internally created a base case development plan using internal expertise to select undrilled inventory on a section by section basis

20

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	President, CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 30 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	Senior Vice President, CFO	4	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	V.P. of Accounting	3	• 13 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	2	• >10 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Carl Vandervoort	V.P. of Geology	2	• >14 years experience, recently managed a buy-side consulting company for private equity groups and portfolio companies • Exploration Manager for Zenergy, Inc., an Apollo Management portfolio company • B.S. in Chemistry from University of Texas; M.S. in Geophysics at University of Oklahoma
Kenna Clapp	V.P. of Land	2	• >10 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Chairman	5	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	1	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	7	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	4	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Steven L. Packenbush	Director	1	• Founder and partner in Elevar Partners, LLC • President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company • Bachelor's in agricultural economics from Kansas State
John H. Pinkerton	Director	1	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

21

Analyst Coverage Note: Per NYSE Firm Analyst Contact Stifel Nicolaus Derrick Whitfield whitfieldd@stifel.com Northland Securities Donovan Schafer dschafer@northlandcapitalmarkets.com Seaport Global Securities Nicholas Pope npope@seaportrp.com

Appendix

Current Hedging Analysis Note: Data as of 12/31/2022 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl Mix of collars and swaps designed to provide upside exposure while protecting downside risk   Gas Swaps Gas Collars Total Gas Protection   Volume Price Volume Floor Ceiling Volume 1Q'23 560,000 $ 3.25 390,000 $ 5.25 $ 10.53 950,000 2Q'23 420,000 $ 3.43 360,000 $ 3.42 $ 6.62 780,000 3Q'23 420,000 $ 3.43 285,000 $ 3.39 $ 6.52 705,000 4Q'23 380,000 $ 3.41 135,000 $ 3.28 $ 5.98 515,000 2023 1,780,00 $ 3.37 1,170,000 $ 4.01 $ 7.82 2,950,000 1Q’24 - - 390,000 $ 4.50 $ 7.90 390,000 2Q’24 - - 275,000 $ 3.50 $ 4.70 275,000 2024 - - 665,000 $ 4.09 $ 6.58 665,000 Oil Swaps Oil Collars Total Oil Protection Volume Price Volume Floor Ceiling Volume 1Q'23 14,250 $ 71.38 7,500 $ 75.00 $ 96.00 21,750 2Q'23 14,250 $ 74.91 7,500 $ 75.00 $ 96.00 21,750 3Q'23 14,250 $ 74.91 - $ - $ - 14,250 4Q'23 14,250 $ 74.91 - $ - $ - 14,250 2023 57,000 $ 74.02 15,000 $ 75.00 $ 96.00 72,000 1Q’24 - - 5,300 $ 63.00 $ 76.00 5,300 2Q’24 - - 5,100 $ 63.00 $ 76.00 5,100 2024 - - 10,400 $ 63.00 $ 76.00 10,400

Natural Gas – Demand Natural Gas Electrical Generation1 Monthly Electrical Generation by Fuel Type1 Natural Gas Consumption1 U.S. natural gas demand is expected to increase by over 10 Bcf/d by 2025 U.S. LNG exports expected to reach 12.1 Bcf/d in 2023 2023 expected U.S. production to average 100 Bcf/d Industrial demand has been strong, up ~1.5 bcf/d year over year Long-term natural gas price support from continued capital discipline in the sector, increased demand from power generation and industrial demand Source: 1 EIA

Natural Gas – LNG Forecasted U.S. Export Annual Volume Growth1 Premium Natural Gas Pricing2 Surging LNG Demand Current LNG export capacity is fully utilized Additional capacity of 4.4 Bcf/d is currently under construction and is expected to come online by 2025 LNG provides producers the opportunity to supply gas to premium markets across the globe Due to strong power generation demand Natural Gas has made a significant recovery from the 6/30 low despite losing ~2 bcf/d of feed gas demand in the Freeport LNG outage Source: 1 Williams Company Presentation; 11/1/2022 2 EIA

Scoop Haynesville Bakken Stack Arkoma Fayetteville Total Production Mix Net Production (MMcfe/d)1 2.85 7.62 1.32 3.92 3.09 1.33 20.13 Net Royalty Acres 10,263 6,725 4,297 7,132 13,076 11,076 52,569 Permits on File 22 30 3 11 4 - 70 Rigs Running on PHX Acreage2 7 8 3 3 1 - 22 Rigs Running Within 2.5 miles of PHX Acreage2 20 31 12 19 1 - 83 Top Operators Note: 1 As of Quarter ended 12/31/2022; Includes both royalty and working interest production 2 Provided by Enverus as of 01/17/2023 3 As of 12/31/2022, as determined by Wells in Progress and Permits 4 As of 12/31/2022, as determined by Wells in Production Portfolio Overview by Basin PABLO ENERGY II LLC 3 3 3 3 3 4

Mineral Interests - Primer Mineral and royalty interests are generally considered by law to be real property interests and are thus afforded additional protections under bankruptcy law Working Interest owner entitled to ~75-85% of production revenue based on royalty rate and bears 100% of development cost and lease operating expense Senior Debt Senior Secured Debt Equity Subordinated Debt Mineral Interest owner entitled to ~15-25% of production revenue based on royalty rate

Mineral Interests - Primer Illustrative Mineral Revenue Generation Unleased Minerals 100% owned by PHX PHX Issues a Lease PHX receives an upfront cash bonus payment and customarily a 20-25% royalty on production revenues In return, PHX delivers the right to explore and develop with the operator bearing 100% of costs for a specified lease term Leased Minerals Revenue Share PHX: 20-25% Operator: 75-80% Cost Share PHX: 0% Operator: 100% Lease Termination Upon termination of a lease, all future development rights revert to PHX to explore or lease again Process starts again from step 1 Minerals Perpetual real-property interests that grant hydrocarbon ownership under a tract of land Surface and mineral ownership have been negotiated in most cases over the decades Surface owners cannot legally prevent the development of minerals under most circumstances Represent the right to drill, and produce hydrocarbon or lease that right to third parties for an upfront payment and a negotiated percentage of production revenues ORRIs Overriding royalty interests Royalty interests that burden the working interests of a lease Right to receive a fixed, cost-free percentage of production revenue (term limited to life of leasehold estate) 1 2 3 4

Reconciliation of Non-GAAP Financial Measures

($ in millions)	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2022
Net Income	$13.6	($51.6)	($26.4)	$1.1	$17.1
(+) Unrealized Gain on Derivatives	(3.1)	2.0	2.3	(1.1)	0.6
(+) Income Tax Expense	3.5	(16.8)	(8.6)	0.2	4.4
(+) Interest Expense	1.9	1.8	1.2	0.9	1.6
(+) DD&A	16.9	17.3	10.6	7.1	7.5
(+) Impairment	0.0	76.8	29.9	0.1	6.1
(+) Cash Receipts from/Payments on Off-Market Derivatives	0.0	0.0	0.0	6.1	(5.7)
(+) Restricted Stock and Deferred Director's Exp	0.9	1.0	0.9	1.2	2.6
(-) Gains (Losses) on Asset Sales	8.7	12.9	0.7	(1.8)	7.5
Adjusted EBITDA	$25.0	$17.6	$9.2	$17.4	$26.7
(-) Interest Expense	1.9	1.8	1.2	0.9	1.6
Discretionary Cash Flow	$23.1	$15.8	$8.0	$16.5	$25.1

	3 Months Ended				
($ in millions)	Dec. 31, 2021	Mar. 31, 2021	June.30, 2022	Sept.30, 2022	Dec.31, 2022
Net Income	$6.7	($4.0)	$8.6	$9.2	$3.3
(+) Unrealized Gain on Derivatives	(4.6)	11.8	(3.3)	(1.6)	(6.3)
(+) Income Tax Expense	0.8	0.0	1.0	2.4	1.0
(+) Interest Expense	0.2	0.2	0.3	0.5	0.6
(+) DD&A	1.6	2.1	2.0	1.6	1.8
(+) Impairment	0.0	0.0	0.0	0.0	6.1
(+) Cash Receipts from/Payments on Off-Market Derivatives	(2.7)	(2.5)	(1.3)	(1.1)	(0.9)
(+) Restricted Stock and Deferred Director's Exp	0.3	0.5	0.6	1.0	0.6
(-) Gains (Losses) on Asset Sales	(2.1)	2.3	0.7	3.6	0.9
Adjusted EBITDA	$4.4	$5.8	$7.2	$8.4	$5.3
(-) Interest Expense	0.2	0.2	0.3	0.5	0.6
Discretionary Cash Flow	$4.2	$5.6	$6.9	$7.9	$4.7

PHX MINERALS

Source: Company Filings

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